Exhibit 10.45

Execution Version

OMNIBUS AMENDMENT AND REAFFIRMATION

OMNIBUS AMENDMENT AND REAFFIRMATION (this “Agreement”) dated as of July 25, 2016 among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation (“Parent”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”; Parent, International Holdco and each of the Subsidiary Guarantors, individually, a “Guarantor Party” and, collectively, the “Guarantor Parties”; Borrower and each Guarantor Party, collectively, the “Reaffirming Parties” and individually, a “Reaffirming Party”), in favor of the LENDERS (defined below), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

A.          Borrower, the Administrative Agent and certain lenders (together with their respective successors and assigns, the “Lenders”) are parties to that certain Credit Agreement dated as of July 25, 2013, as amended by that certain First Amendment to Credit Agreement dated as of November 22, 2013, that certain letter agreement regarding updated schedules dated as of November 22, 2013, that certain letter agreement regarding updated schedules dated as of December 20, 2013, that certain letter agreement regarding updated schedules dated as of January 15, 2014, that certain Omnibus Amendment to Loan Documents dated as of March 26, 2014, that certain letter agreement regarding updated schedules dated as of April 17, 2014, that certain Third Amendment to Credit Agreement dated as of June 24, 2014, that certain letter agreement regarding updated schedules dated as of June 24, 2014, that certain Fourth Amendment to Credit Agreement dated as of July 29, 2014, that certain letter agreement regarding updated schedules dated as of July 30, 2014, that certain letter agreement regarding updated schedules dated as of August 25, 2014, that certain Fifth Amendment to Credit Agreement dated as of October 16, 2014, that certain letter agreement regarding updated schedules dated as of October 22, 2014, that certain letter agreement regarding updated schedules dated as of November 28, 2014, that certain letter agreement regarding updated schedules dated as of December 12, 2014, that certain Sixth Amendment to Credit Agreement dated as of December 16, 2014, that certain letter agreement regarding updated schedules dated as of January 16, 2015, that certain letter agreement regarding updated schedules dated as of March 19, 2015, that certain letter agreement regarding updated schedules dated as of April 10, 2015, that certain Seventh Amendment to Credit Agreement dated as of June 1, 2015, that certain Eighth Amendment to Credit Agreement dated as of August 24, 2015, and that certain letter agreement regarding updated schedules dated as of November 5, 2015 (as so amended and as may be further amended, modified or supplemented and in effect from time to time, the “Credit Agreement”; and except as otherwise herein expressly provided, each initially capitalized term used herein has the meaning assigned to such term in the Credit Agreement).

B.          The Guarantor Parties are party to that certain Guaranty in favor of the Administrative Agent on behalf of the Lenders and the Issuing Bank dated as of July 25, 2013 (as the same may have been or may hereafter be amended, modified or supplemented and in effect from time to time, the “Guaranty”; the Credit Agreement, the Guaranty and the other Loan Documents, collectively, the “Reaffirmed Documents”).

C.          Pursuant to Section 2.09(d)(i) of the Credit Agreement, Borrower has elected to extend the Initial Maturity Date to the First Extended Maturity Date.

D.          As a condition to the Administrative Agent and the Lenders so extending the Initial Maturity Date, the Administrative Agent and the Lenders require that the Reaffirming Parties reaffirm, ratify and confirm their respective obligations under the Reaffirmed Documents.

E.          To induce the Administrative Agent and the Lenders to extend the Initial Maturity Date, the applicable Reaffirming Parties desire to reaffirm, ratify and confirm their respective obligations under the Reaffirmed Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.             Effective Date. The “Effective Date” shall be the date on which all of the following have been satisfied:

(a)          the Administrative Agent shall have received the Borrower’s, Parent’s, International Holdco’s and the Subsidiary Guarantors’ signed counterparts of this Agreement; and

(b)          the Administrative Agent shall have been paid all reasonable out-of-pocket expenses, including reasonable legal fees for the Administrative Agent’s outside counsel, due to it pursuant to the transaction contemplated herein and all reasonable outstanding out-of-pocket fees and expenses, if any, that have been invoiced to Borrower to date.

Section 2.             Reaffirming Parties’ Representations. Each Reaffirming Party, as to itself, hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)          each of the representations and warranties of such Reaffirming Party contained or incorporated in the Reaffirmed Documents is true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b)          as of the date hereof and immediately after giving effect to this Agreement, no Default and no Event of Default has occurred and is continuing;

(c)          as of the date hereof and immediately after giving effect to this Agreement, such Reaffirming Party is in compliance with its obligations under the Reaffirmed Documents to which it is a party;

(d)          Borrower has all necessary corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement; Borrower has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and this Agreement has been duly and validly executed and delivered by Borrower;

(e)          such Guarantor Party has all necessary corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement; such Guarantor Party has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and this Agreement has been duly and validly executed and delivered by such Guarantor Party;

(f)          this Agreement constitutes such Reaffirming Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(g)          such Reaffirming Party’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Reaffirming Party or any order of any governmental authority and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Reaffirming Party or any of its assets.

Section 3.             Reaffirmation. Each Reaffirming Party hereby (i) reaffirms, ratifies, confirms, and acknowledges its respective obligations under the Reaffirmed Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Reaffirmed Documents to which it is a party and all of its obligations thereunder are and remain in full force and effect and have not been affected, modified or amended.

Section 4.             Miscellaneous.

(a)          GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)          Amendments, Etc. The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by the party hereto against whom enforcement of such waiver, modification or amendment is sought (provided that, subject to the terms of the Credit Agreement, the Administrative Agent may execute any such waiver, modification or amendment on behalf of the Lenders). Any such waiver, modification or amendment shall be binding upon each Reaffirming Party.

(c)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Reaffirming Party, the Administrative Agent and the Lenders.

(d)          Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

(e)          Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or email transmission shall be effective as manual delivery of an executed counterpart hereof.

(f)          Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(g)          Loan Document. This Agreement is a Loan Document (as defined in the Credit Agreement), subject to the terms and conditions applicable to Loan Documents set forth in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership

By: Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By: /s/ Timothy Salvemini

Name: Timothy Salvemini

Title: Chief Financial Officer, Treasurer and Secretary

PARENT:

Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation

By: /s/ Timothy Salvemini

Name: Timothy Salvemini

Title: Chief Financial Officer, Treasurer and Secretary

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company

By: Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By: Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By: /s/ Timothy Salvemini

Name: Timothy Salvemini

Title: Chief Financial Officer, Treasurer and Secretary

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SUBSIDIARY GUARANTORS:

ARC KSFTWPA001, LLC, a Delaware limited liability company

ARC PPHHTKY001, LLC, a Delaware limited liability company

ARC CWARANE001, LLC, a Delaware limited liability company

ARC CWGRDMI001, LLC, a Delaware limited liability company

ARC CWRVTIL001, LLC, a Delaware limited liability company

ARC CWSALKS001, LLC, a Delaware limited liability company

ARC CWUVLOH001, LLC, a Delaware limited liability company

ARC CWVININ001, LLC, a Delaware limited liability company

ARC CWWPKMN001, LLC, a Delaware limited liability company

ARC WWHWCMI001, LLC, a Delaware limited liability company

ARC GEGRDMI001, LLC, a Delaware limited liability company

ARC GSFRNTN001, LLC, a Delaware limited liability company

ARC TFDPTIA001, LLC, a Delaware limited liability company

ARC NOWILND001, LLC, a Delaware limited liability company

ARC GSDVRDE001, LLC, a Delaware limited liability company

ARC GSGTNPA001, LLC, a Delaware limited liability company

ARC GSMSSTX001, LLC, a Delaware limited liability company

ARC GSDALTX001, LLC, a Delaware limited liability company

ARC GSIFLMN001, LLC, a Delaware limited liability company

ARC NOPLNTX001, LLC, a Delaware limited liability company

ARC NNMFBTN001, LLC, a Delaware limited liability company

ARC DRINDIN001, LLC, a Delaware limited liability company

ARC VALWDCO001, LLC, a Delaware limited liability company

ARC LPSBDIN001, LLC, a Delaware limited liability company

ARC GBLMESA001, LLC, a Delaware limited liability company

ARC NSSNJCA001, LLC, a Delaware limited liability company

ARC FEAMOTX001, LLC, a Delaware limited liability company

ARC FECPEMA001, LLC, a Delaware limited liability company

ARC FESANTX001, LLC, a Delaware limited liability company

ARC SZPTNNJ001, LLC, a Delaware limited liability company

ARC WNBRNMO001, LLC, a Delaware limited liability company

ARC VCLIVMI001, LLC, a Delaware limited liability company

ARC PNEREPA001, LLC, a Delaware limited liability company

ARC PNSCRPA001, LLC, a Delaware limited liability company

ARC CTFTMSC001, LLC, a Delaware limited liability company

ARC TFKMZMI001, LLC, a Delaware limited liability company

ARC SWWSVOH001, LLC, a Delaware limited liability company

ARC MKMDNNJ001, LLC, a Delaware limited liability company

ARC FD73SLB001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By: /s/ Timothy Salvemini

Name: Timothy Salvemini

Title: Chief Financial Officer, Treasurer and Secretary

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ARC GRRALNC001, LLC, a Delaware limited liability company

ARC GRMSAAZ001, LLC, a Delaware limited liability company

ARC GRLBKTX001, LLC, a Delaware limited liability company

ARC GRLOUKY001, LLC, a Delaware limited liability company

ARC WMWSLNC001, LLC, a Delaware limited liability company

ARC SANPLFL001, LLC, a Delaware limited liability company

ARC DG40PCK001, LLC, a Delaware limited liability company

ARC FEWTRNY001, LLC, a Delaware limited liability company

ARC FEBHMNY001, LLC, a Delaware limited liability company

ARC FEWNAMN001, LLC, a Delaware limited liability company

ARC FSMCHIL001, LLC, a Delaware limited liability company

ARC AMWCHKS001, LLC, a Delaware limited liability company

ARC FEBILMA001, LLC, a Delaware limited liability company

ARC DINCNOH001, LLC, a Delaware limited liability company

ARC WIODSTX001, LLC, a Delaware limited liability company

ARC CJHSNTX002, LLC, a Delaware limited liability company

ARC FESALUT001, LLC, a Delaware limited liability company

ARC MPSTLMO001, LLC, a Delaware limited liability company

ARC KUSTHMI001, LLC, a Delaware limited liability company

ARC FELEXKY001, LLC, a Delaware limited liability company

ARC GECINOH001, LLC, a Delaware limited liability company

ARC DNDUBOH001, LLC, a Delaware limited liability company

ARC FELKCLA001, LLC, a Delaware limited liability company

ARC FD34PCK001, LLC, a Delaware limited liability company

ARC SPHRSNJ001 Urban Renewal Entity, LLC, a NJ limited liability company

ARC CJHSNTX001, LLC, a Delaware limited liability company

ARC OGHDGMD001, LLC, a Delaware limited liability company

ARC CGJNSMI001, LLC, a Delaware limited liability company

ARC CGFRSMI001, LLC, a Delaware limited liability company

ARC CGWRNMI001, LLC, a Delaware limited liability company

ARC CSVBTMI001, LLC, a Delaware limited liability company

ARC FEPIESD001, LLC, a Delaware limited liability company

ARC FMSUMSC001, LLC, a Delaware limited liability company

ARC GSFFDME001, LLC, a Delaware limited liability company

ARC GSRNGME001, LLC, a Delaware limited liability company

ARC GSRPCSD001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By: /s/ Timothy Salvemini

Name: Timothy Salvemini

Title: Chief Financial Officer, Treasurer and Secretary

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ARC TRLIVMI001, LLC, a Delaware limited liability company

ARC FEHBRKY001, LLC, a Delaware limited liability company

ARC FMHEPGA001, LLC, a Delaware limited liability company

ARC CGMARSC001, LLC, a Delaware limited liability company

ARC CGLGNIN001, LLC, a Delaware limited liability company

ARC CGMADIN001, LLC, a Delaware limited liability company

ARC MSELGIL001, LLC, a Delaware limited liability company

ARC JTCHATN001, LLC, a Delaware limited liability company

ARC JTCHATN002, LLC, a Delaware limited liability company

ARC BHSBDIN001, LLC, a Delaware limited liability company

ARC HLHSNTX001, LLC, a Delaware limited liability company

ARC FEMANMN001, LLC, a Delaware limited liability company

By:	Global Net Lease Operating Partnership, L.P. (formerly known as American Realty Capital Global Operating Partnership, L.P.), a Delaware limited partnership, its sole member

By:	Global Net Lease, Inc. (formerly known as American Realty Capital Global Trust, Inc.), a Maryland corporation, its general partner

By: /s/ Timothy Salvemini

Name: Timothy Salvemini

Title: Chief Financial Officer, Treasurer and Secretary

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